                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. [_] )

Filed by the Registrant:
Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                       The Enterprise Group of Funds, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)      Filing Party:

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(4)      Date Filed:

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

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                JANUARY 23, 2002

                             ---------------------

Dear Shareholder:

    We are inviting you to vote on certain proposals relating to the management and operation of your Enterprise mutual fund (each, a "Fund" and collectively, the "Funds"). A shareholder meeting of your Fund and other Funds of The Enterprise Group of Funds, Inc. ("EGF") is scheduled for March 28, 2002. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Directors (the "Board") of EGF has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

    To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about the proposals.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - By Internet. Have your proxy card available. Go to the web site on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

    - By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

    If you have any questions before you vote, please contact your financial advisor or call us at 1-800-432-4320 and request the Operations Department. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Sincerely,

                                          /s/ VICTOR UGOLYN

                                          VICTOR UGOLYN
                                          Chairman, President and Chief
                                          Executive
                                          Officer

                IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND
                             VOTE ON THE PROPOSALS

     Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote to approve changes to your Fund's fundamental investment restrictions.

Q. WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A. All of the Funds are portfolios of EGF. Shareholders of each Fund are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q. WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account -- for example, in an individual account and in an IRA -- you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote -- even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

   The Board believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Board also believes that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A. No. Although the proposals, if approved, would reduce current restrictions on the investment policies of each Fund, giving the portfolio managers of each Fund greater flexibility, a change in these restrictions will not alter the Fund's investment objective.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGE TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to the fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each applicable Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need the affirmative vote of a majority of each Fund's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?


A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications, Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 3 p.m. Eastern time on March 28, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.


Q. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has approved the proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is December 31, 2001.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call EGF at 1-800-432-4320 and request the Operations Department.

   You may also vote via the Internet. To do so, have your proxy card available and go to the web site on the proxy card. Enter your control number from your proxy card and follow the instructions found on the web site.

   Finally, you can vote by telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions given.

Q. HOW DO I SIGN THE PROXY CARD?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

   All Other Accounts:  The person signing must indicate his or her capacity.

   For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

     The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                              MID-CAP GROWTH FUND
                             MULTI-CAP GROWTH FUND
                           SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           CAPITAL APPRECIATION FUND
                                  EQUITY FUND
                               EQUITY INCOME FUND
                                  GROWTH FUND
                             GROWTH AND INCOME FUND
                           INTERNATIONAL GROWTH FUND
                         GLOBAL FINANCIAL SERVICES FUND
                            GLOBAL HEALTH CARE FUND
                        GLOBAL SOCIALLY RESPONSIVE FUND
                             GLOBAL TECHNOLOGY FUND
                                 INTERNET FUND
                         MERGERS AND ACQUISITIONS FUND
                                 BALANCED FUND
                                  MANAGED FUND
                           GOVERNMENT SECURITIES FUND
                              HIGH-YIELD BOND FUND
                             TAX-EXEMPT INCOME FUND

                            ATLANTA FINANCIAL CENTER
                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                                   NOTICE OF
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 28, 2002
                             ---------------------

To Our Shareholders:

     A joint special meeting of the shareholders of each of the previously-listed Funds (the "Meeting") will be held at the offices of The Enterprise Group of Funds, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on March 28, 2002 at 3 p.m., Eastern time. The purpose of the Meeting is to consider and act upon the following proposals:

          1. For each Fund, to approve changes to the Fund's fundamental investment restrictions or policies, relating to the following:

             (a) fund diversification;

             (b) issuing senior securities, borrowing money or pledging assets;

             (c) buying and selling real estate;

             (d) buying and selling commodities and commodity contracts;

             (e) fund concentration;

             (f) engaging in underwriting;

             (g) making loans;

             (h) certain other investment restrictions as described in the attached Proxy Statement; and

          2. For each Fund, to transact such other business that may properly come before the Meeting.

     You are entitled to vote at the Meeting, and at any adjournments thereof, with respect to each Fund in which you owned shares at the close of business on December 31, 2001. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL NUMBER" THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                          By order of the Board,

                                          /s/ Catherine R. McClellan

                                          CATHERINE R. MCCLELLAN
                                          Secretary

Dated: January 23, 2002

                      THE ENTERPRISE GROUP OF FUNDS, INC.


                              MID-CAP GROWTH FUND
                             MULTI-CAP GROWTH FUND
                           SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           CAPITAL APPRECIATION FUND
                                  EQUITY FUND
                               EQUITY INCOME FUND
                                  GROWTH FUND
                             GROWTH AND INCOME FUND
                           INTERNATIONAL GROWTH FUND
                         GLOBAL FINANCIAL SERVICES FUND
                            GLOBAL HEALTH CARE FUND
                        GLOBAL SOCIALLY RESPONSIVE FUND
                             GLOBAL TECHNOLOGY FUND
                                 INTERNET FUND
                         MERGERS AND ACQUISITIONS FUND
                                 BALANCED FUND
                                  MANAGED FUND
                           GOVERNMENT SECURITIES FUND
                              HIGH-YIELD BOND FUND
                             TAX-EXEMPT INCOME FUND

                            ATLANTA FINANCIAL CENTER
                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 28, 2002

                             ---------------------

     This proxy statement is being furnished to holders of shares of each of the previously-listed series (each a "Fund" and collectively, the "Funds") of The Enterprise Group of Funds, Inc., ("EGF" or the "Corporation") in connection with the solicitation by the board of directors of the Corporation of proxies to be used at the joint special meeting (the "Meeting") of shareholders to be held at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on March 28, 2002, at 3 p.m., Eastern time, or any adjournment or adjournments thereof. This Meeting will constitute a special meeting of each Fund. The purpose of the Meeting is to vote on certain proposals (each a "Proposal" and collectively, the "Proposals") relating to the Funds' fundamental investment restrictions. This proxy statement is being first mailed to shareholders on or about January 23, 2002.

     The Corporation is a registered open end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation. Each Fund's shares of common stock are referred to as "Shares," and the holders of the Shares are "Shareholders." The Corporation's board of directors is referred to as the "Board," and the directors are "Board Members" or "Directors."

     Investment advisory services are provided to each Fund, under an advisory agreement (the "Adviser's Agreement") with Enterprise Capital Management Inc. ("ECM" or the "Investment Adviser"), Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022. The Adviser's Agreement authorizes the Investment Adviser to enter into sub-advisory agreements with various investment advisers as fund managers (the "Fund Managers") for the Funds. The Fund Managers are responsible for the day-to-day management of each of their respective Funds. The name and address of each Fund Manager and the Fund(s) to which it serves as adviser is listed in Exhibit A. Enterprise Fund Distributors, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, a subsidiary of ECM, is the principal underwriter of the Fund's shares.

                               VOTING INFORMATION

     The presence, in person or by proxy, of a majority of the Shares of each Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at a Meeting.

     If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the Proposals are not received, the holders of a majority of the Shares represented at the Meeting may adjourn such Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable in the interests of the Shareholders of such Fund.

     If a proxy that is properly executed and returned is accompanied by instructions to abstain or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on the Proposal with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will effectively be a vote against the Proposals, which require approval of a majority of the outstanding voting securities of a Fund under the 1940 Act. A majority vote of the outstanding voting securities under the 1940 Act means the vote of either (i) 67% or more of the voting securities present at a duly called meeting of Shareholders, if more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund, which ever is less. THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS (a) THROUGH (h).

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the Proposals described in this proxy statement and referenced on the proxy card. You can also vote by telephone, with a toll-free call to number on the proxy card, and through the Internet web site stated on the proxy card. You are encouraged to vote by Internet or telephone, using the "control number" that appears on the enclosed proxy card. Subsequent to inputting this number, you will be prompted to provide your voting instructions for the Proposals. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. If you vote on the Internet, in addition to confirming your voting instructions prior to submission, you will have the option to receive an e-mail confirming your voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate Shareholders' identities, to allow you to authorize the voting of your Shares in accordance with instructions and to confirm that your instructions have been properly recorded.

     You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by calling the toll-free telephone number on the proxy card, or through the Internet web site stated on the proxy card. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to the matter to be voted upon by the Shareholders of that Fund. Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

     The close of business on December 31, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:


                                    NUMBER OF        NUMBER OF        NUMBER OF        NUMBER OF       TOTAL NUMBER
                                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES     OF SHARES
FUND                               OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING
----                              --------------   --------------   --------------   --------------   --------------
Mid-Cap Growth Fund.............   1,316,368.468    1,350,611.130      615,207.263       46,781.392    3,328,968.253
Multi-Cap Growth Fund...........   6,998,128.175    8,748,145.688    2,654,782.285       50,011.351   18,451,067.499
Small Company Growth Fund.......   1,293,468.272    1,489,924.775      332,582.914      324,931.515    3,440,907.476
Small Company Value Fund........  26,758,068.314   20,698,195.681    9,846,033.257      830,522.186   58,132,819.438
Capital Appreciation Fund.......   4,736,428.505    2,187,774.813      649,361.650       15,540.708    7,589,105.676
Equity Fund.....................  10,120,790.704    9,723,939.516    6,656,206.602      169,693.023   26,670,629.845
Equity Income Fund..............   3,580,994.535    1,758,337.366      369,616.322       14,505.395    5,723,453.618
Growth Fund.....................  46,093,280.898   35,554,710.197   12,381,630.385    2,867,651.130   96,897,272.610
Growth and Income Fund..........   2,560,858.524    3,690,042.836      689,128.255      394,578.797    7,334,608.412
International Growth Fund.......   2,720,716.137    1,752,924.656      681,413.238    1,069,830.716    6,224,884.747
Global Financial Services
 Fund...........................   2,356,721.620    1,630,051.481      356,453.691    1,072,398.307    5,415,625.099
Global Health Care Fund.........     925,488.461    1,018,193.645      380,145.268       31,427.741    2,355,255.115
Global Socially Responsive
 Fund...........................     236,170.966      120,202.826       55,168.445       13,782.052      425,324.289
Global Technology Fund..........   1,302,438.519    1,077,699.336      293,401.853       50,777.964    2,724,317.672
Internet Fund...................   4,816,500.807    5,682,269.749    1,493,273.158       41,561.809   12,033,605.523
Mergers and Acquisition Fund....   2,360,453.921    2,096,243.484    1,138,612.551       69,205.259    5,664,515.215
Balanced Fund...................   1,669,039.025    1,604,994.511      448,573.145       22,064.582    3,744,671.263
Managed Fund....................  11,594,813.567   13,390,736.040      804,304.651    6,116,544.079   31,906,398.337
Government Securities Fund......   7,564,819.903    5,390,763.053    1,352,952.573      617,501.792   14,926,037.321
High-Yield Bond Fund............   6,684,697.516    4,988,444.387    1,451,793.192      438,743.717   13,563,678.812
Tax-Exempt Income Fund..........   1,624,725.615      513,234.682      134,622.028        5,792.864    2,278,375.189


     The Proposals do not require separate voting by class. Each Share of each class is entitled to one vote. Shareholders of each Fund vote separately on the Proposals. The failure to approve Proposals by any Fund will not affect approval by another Fund.

     To the knowledge of management, the executive officers and Directors of EGF, as a group, owned less than 1% of the outstanding Shares of each Fund as of December 31, 2001. A listing of persons who owned beneficially 5% or more of the Shares of any Fund as of December 31, 2001 is contained in Exhibit B.

     COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT BY WRITING

THE FUND AT ATLANTA FINANCIAL CENTER, 3343 PEACHTREE ROAD, N.E., SUITE 450, ATLANTA, GA 30326, OR BY CALLING 1-800-432-4320.

             PROPOSALS TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

THE FOLLOWING PROPOSALS APPLY TO ALL OF THE FUNDS

  BACKGROUND

     The Board has approved, and recommends that Shareholders of the Funds approve, the amendment of certain fundamental investment restrictions and policies of the Funds.

     Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without Shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to provide the Investment Adviser and Fund Managers with additional flexibility to pursue the Fund's investment objective and eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the current strategy to pursue your Fund's investment objective.

     The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. We would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds because the Investment Adviser is expected to be better able to monitor compliance of the Funds if they have uniform investment restrictions.


     The 1940 Act requires a mutual fund to disclose, in its registration statement, its fundamental policy with respect to each of the following:


     - diversification

     - issuing senior securities

     - borrowing money, including the purpose for which the proceeds will be used

     - underwriting securities of other issuers

     - concentrating investments in a particular industry or group of industries

     - purchasing or selling real estate or commodities

     - making loans

     In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. The Statement of Additional Information for the Funds currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above.

As discussed below, the Board recommends that some of those restrictions be amended.

  SPECIFIC RECOMMENDATIONS

     The Board has approved the adoption of a uniform set of fundamental investment restrictions. The Funds' current fundamental investment restrictions appear in the Funds' Statement of Additional Information. In addition to variations among Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. Exhibit C provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to each restriction.

     The proposed uniform fundamental investment restrictions and policies are as follows (Funds not subject to a particular restriction are noted in parenthesis at the end of the restriction):

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. The term "majority of a Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund.

     The Funds may not:

          (1) Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). (The Mergers and Acquisitions Fund and the Global Health Care Fund are not subject to this restriction.)

          (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

          (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information, a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

          (5) Purchase any security if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Government Securities Fund, the Internet Fund, the Global Technology Fund, the Global Financial Services Fund, the Global Health Care Fund, and Mergers and Acquisitions Fund are not subject to this restriction. The Global Financial Services Fund may invest 25% or more of its total assets in securities of companies in financial services-related industries. The Global Health Care Fund may invest 25% or more of its or its total assets in securities of companies in health care-related industries. The Internet Fund and Global Technology Fund will invest 25% or more of their total assets in securities of companies related to the Internet or intranet industries, as described in the prospectus.

          (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.

     For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 5, the Funds rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without Shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Funds' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.


                                 PROPOSAL (A):


                    FUND DIVERSIFICATION (ALL FUNDS EXCEPT:
                          MERGERS AND ACQUISITION FUND
                          AND GLOBAL HEALTH CARE FUND)

     Most of the Funds are operated so as to meet the requirements for diversification, as that term is defined under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.

     The proposed amendment would restrict a Fund that is operated as a diversified investment company from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, except to the extent that the Fund may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

     Shareholders of the Mergers and Acquisitions Fund and Global Health Care Fund are not being asked to vote on this proposal.


     Recommendation: To provide flexibility as laws change or relief is obtained from the SEC or its staff (the "Staff"), while also requiring the Fund to comply with the currently applicable definition of a "diversified" investment company, the Board recommends that Shareholders of the applicable Funds adopt the following as a fundamental investment restriction:

     The Funds may not:

          Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). (The Mergers and Acquisition Fund and the Global Health Care Fund are not subject to this restriction.)

     The following note accompanies this investment restriction:

          For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


                                 PROPOSAL (B):


                   ISSUING SENIOR SECURITIES, BORROWING MONEY
                         OR PLEDGING ASSETS (ALL FUNDS)

     All of the Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary among the Funds. The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. No Fund has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

     Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. Under the proposed investment restriction, each Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The proposed investment restriction could, if adopted, provide each Fund with flexibility if the Fund receives an exemption from the requirements imposed by applicable law.

     Risks: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to refrain from purchasing portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Board.

     If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Recommendation: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Funds to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board recommends that Shareholders adopt the following as a fundamental investment restriction:

     The Funds may not:

          Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     The following note accompanies this investment restriction:

          [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                                 PROPOSAL (C):


                   BUYING AND SELLING REAL ESTATE (ALL FUNDS)

     None of the Funds is permitted to buy or sell real estate. The Funds, however, are permitted to invest in the securities of companies that invest in real estate to varying degrees or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

     The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

     Risks: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

     Recommendation: To clarify the Funds' investment restriction with respect to investments in real estate-related securities, the Board recommends that Shareholders adopt the following as a fundamental investment restriction:

     The Funds may not:

          Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


                                 PROPOSAL (D):


                         BUYING AND SELLING COMMODITIES
                      AND COMMODITY CONTRACTS (ALL FUNDS)

     None of the Funds is permitted to buy or sell physical commodities or physical commodity contracts. Many of the Funds are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, which are not viewed as commodity contracts for purposes of the fundamental restriction.

     The proposed investment restriction confirms that each Fund may not buy or sell physical commodities or physical commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts. If your Fund intends to utilize financial futures contracts and options on financial futures contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

     Risks: Financial futures contracts, options on financial futures contracts and forward currency exchange contracts may be used by a Fund as a hedging device, to gain access to a particular group of securities, market segment or market, or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the Fund Manager may still not result in a successful hedging transaction.

     In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

     Successful use of futures contracts, options on futures contracts and forward currency exchange contracts by a Fund is subject to the ability of a Fund Manager to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the Fund Manager's expectations are not met, the Fund would be in a worse position than if the strategy had not been pursued.

     Recommendation: In order to provide uniformity among the Funds' restriction applicable to investments in commodities and commodity contracts, the Board recommends that Shareholders adopt the following as a fundamental investment restriction:

     The Funds may not:

          Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information, a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

                                 PROPOSAL (E):

                               FUND CONCENTRATION
                               (ALL FUNDS EXCEPT:
                     INTERNET FUND, GLOBAL TECHNOLOGY FUND,
                       GLOBAL FINANCIAL SERVICES FUND AND
                            GLOBAL HEALTH CARE FUND

     Most of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a Fund has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the Fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The proposed amendment is intended to provide uniformity in disclosure of the policy among those Funds having a policy not to concentrate their investments.

     The Funds that have a policy to concentrate investments in a particular industry or group of industries are described below. The fundamental policy is unchanged with respect to the Funds that have a policy to concentrate, and shareholders of these Funds are not being asked to vote on this proposal.

     Risks: Although the Funds subject to this restriction do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

     Recommendation: The Board recommends that Shareholders of each applicable Fund adopt the following as a fundamental investment restriction:

     The Funds may not:

          Purchase any security if as a result 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Internet Fund, the Global Technology Fund, the Global Financial Services Fund and the Global Health Care Fund are not subject to this restriction. The Global Financial Services Fund may invest 25% or more of its total assets in securities of companies in financial services-related industries. The Global Health Care Fund may invest 25% or more of its or its total assets in securities of companies in health care-related industries. The Internet Fund and Global Technology Fund will invest 25% or more of their total assets in securities of companies related to the Internet or intranet industries, as described in the prospectus.

     The following note accompanies this investment restriction:

          For purposes of Investment Restriction 5, the Funds rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without Shareholder approval.

                                 PROPOSAL (F):

                      ENGAGING IN UNDERWRITING (ALL FUNDS)

     None of the Funds may act as an "underwriter" of securities, except to the extent that a Fund or the Corporation may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

     The proposed amendment is not intended to change any Fund's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Funds.

     Recommendation: The Board recommends that Shareholders adopt the following as a fundamental investment restriction:

     The Funds may not:

          Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                                 PROPOSAL (G):

                            MAKING LOANS (ALL FUNDS)

     The Funds are currently able to make loans in limited situations. The Funds may, for example, purchase certain debt securities or engage in repurchase agreement transactions, where a Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. Repurchase transactions allow a Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Funds' investment program. A

Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

     Certain of the Funds currently permit securities lending, and the Board has determined that it would be desirable to permit all of the Funds to engage in securities lending. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

     In recognition of the fact that the Funds make or intend to make loans of assets, the revised investment policy is intended to eliminate current investment restrictions. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would continue to allow the Funds to enter into repurchase agreements and the purchasing of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new investment policy would also allow each Fund to engage in securities lending without these activities being deemed prohibited loans.

     Risks: Where a Fund engages in securities lending, it assumes a risk that a borrower will fail to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's Investment Adviser or Fund Manager makes loans of portfolio securities only to firms determined to be creditworthy.

     In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's Fund Manager enters into repurchase agreements only with firms determined to be creditworthy.

     Recommendation: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to engage in securities lending as described above, the Board recommends that Shareholders adopt the following as a fundamental investment policy:

          The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instru-ments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.


                                 PROPOSAL (H):


                   OTHER INVESTMENT RESTRICTIONS (ALL FUNDS)

     The Funds currently are subject to additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to the Funds.

     To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to the Funds, the Board proposes that all investment restrictions and policies of each Fund apart from its investment objective and other than those listed in Proposals (a) through (g), be designated as non-fundamental or deleted.

     The Board proposes that the following fundamental restrictions be deleted, as may be applicable:

     No Fund may:

          (1) Purchase securities of any company that has a continuous operating history of less than three years (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets.

          (2) Purchase or retain the securities of any issuer if those officers and directors of a Fund or of its investment adviser holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

          (3) Participate with others in any trading account. This restriction does not prohibit the Corporation or any Fund from combining portfolio orders with those of other Funds or other clients of the investment adviser or Fund Managers when to do so would permit the Corporation and one or more Funds to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available.

          (4) Invest for the purposes of exercising control of management of any company.

          (5) Purchase or write options on securities, except for hedging purposes (except in the case of the Global Health Care Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund's net assets would be hedged; and

     (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

     Each investment restriction or policy that is designated as non-fundamental may be changed by the Board, without Shareholder approval. Among the investment restrictions that would be designated as non-fundamental if Proposal (h) is approved is your Fund's limitation regarding investment in other mutual funds. Currently, each Fund is subject to a fundamental investment restriction that limits its investment in mutual funds to, among other things, funds that are purchased in the open market or as part of any merger, acquisition, reorganization or consolidation. If shareholders approve this restriction as non-fundamental, the Board will be able to more freely amend this policy so as to provide greater investment flexibility pursuant to any changes in the law or pursuant to relief by the SEC or its Staff.

     A second investment restriction that would be designated as non-fundamental if Proposal (h) is approved limits the Funds' ability to enter into short sales. Currently, the Funds are permitted to engage in short sales. However, under the present version of the fundamental restrictions, the Funds are limited as to the circumstances under which they may engage in such transactions. In a short sale, a Fund sells a security it doesn't own when the Fund Manager thinks that the value will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund then must buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

     A third investment restriction that would be designated as non-fundamental if Proposal (h) is approved limits the Funds' investment in illiquid securities. Currently, the Funds (other than the Global Health Care Fund and Mid-Cap Growth Fund (collectively, the "Nicholas-Applegate Advised Funds") and the Growth Fund) may not invest more than 10% of their total assets in securities subject to legal or contractual restrictions on resale (illiquid securities). The Growth Fund is limited to an investment of up to 5% of assets in illiquid securities. The Nicholas-Applegate Advised Funds are each limited to investment of up to 15% of their net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to easily resell within seven days at current value. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. If Proposal (h) is approved, each Fund would be limited to investing 15% of its net assets in illiquid securities, except for the Money Market Fund, which would be limited to investing 10% of its net assets in such securities.

     The final investment restriction that would be designated as non-fundamental if Proposal (h) is approved concerns each Fund's use of margin. None of the Funds may purchase securities on margin. The Funds may, however, obtain short term credit as necessary to clear purchases and sales of securities and make initial and maintenance margin deposits in connection with the use of options and futures contracts. There will be no material change to the substance of each Fund's current investment restriction relating to the use of margin (other than it being reclassified as non-fundamental) if Proposal (h) is approved.

     The investment restrictions that will be designated non-fundamental are included in Exhibit C. There is no current intention to make any material changes to these restrictions, apart from the changes described above. If Proposal (h) is approved, all Funds will be subject to the following non-fundamental restrictions:

     The Funds may not:

          (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

          (2) Make short sales of securities or maintain a short position, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Fund's net assets would be invested in such securities.

     The specific investment restrictions and policies affected by this Proposal are identified in Exhibit C. If Shareholders of a Fund approve Proposal (h), all of the Fund's investment restrictions and policies apart from its investment objective and other than those listed in Proposals (a) through (g), will be deleted or be designated as non-fundamental as described above. If Shareholders of a Fund reject Proposal (h), all of the Fund's current fundamental investment restrictions, apart from those described in Proposals (a) through (g), will remain fundamental.

     In addition, if Shareholders of the Growth Fund approve Proposals (a) through (h), the By-Laws of EGF will be amended to delete the restatement of the Growth Fund's restrictions in such By-Laws. The Funds' investment restrictions, including the Growth Fund's restrictions, will be set forth in the Funds' Statement of Additional Information.

                             ADDITIONAL INFORMATION


     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Corporation or the Investment Adviser, which will not receive any compensation therefor from the Funds or by Georgeton Shareholder Communications, Inc., a proxy solicitation firm retained by the Funds, which will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable by a particular Fund are a function of the number of Shareholders in that Fund.



                                                       ESTIMATED SOLICITATION
FUND                                                     FEES AND EXPENSES
----                                                   ----------------------
Mid-Cap Growth Fund.................................          $  3,148
Multi-Cap Growth Fund...............................          $ 27,922
Small Company Growth Fund...........................          $ 15,041
Small Company Value Fund............................          $ 32,458
Capital Appreciation Fund...........................          $ 26,725
Equity Income Fund..................................          $ 14,985
Equity Fund.........................................          $ 16,293
Growth Fund.........................................          $112,380
Growth and Income Fund..............................          $ 25,336
International Growth Fund...........................          $ 13,699
Global Financial Services Fund......................          $  5,046
Global Health Care Fund.............................          $  4,343
Global Socially Responsive Fund.....................          $  2,071
Global Technology Fund..............................          $  4,381
Internet Fund.......................................          $ 33,885
Mergers and Acquisitions Fund.......................          $  3,650
Balanced Fund.......................................          $  4,612
Managed Fund........................................          $ 28,226
Government Securities Fund..........................          $ 10,568
High-Yield Bond Fund................................          $  9,906
Tax-Exempt Income Fund..............................          $  2,704

                             SHAREHOLDER PROPOSALS

     Any Shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to EGF, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

     The Funds will not be required to hold annual meetings of Shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          Catherine R. McClellan
                                          Secretary

January 23, 2002

     It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A.........................   Fund Managers
Exhibit B.........................   Five Percent Owner Report
Exhibit C.........................   Fundamental Restrictions

                                                                       EXHIBIT A


FUND NAME                            NAME AND ADDRESS OF FUND MANAGER
---------                            --------------------------------
Balanced Fund.....................  Montag & Caldwell, Inc.
                                      3455 Peachtree Road, N.E.
                                      Suite 1200
                                      Atlanta, GA 30326-3248
Capital Appreciation Fund.........  Marsico Capital Management, LLC
                                      1200 17th Street
                                      Suite 1300
                                      Denver, CO 80202
Equity Fund.......................  TCW Investment Management Company
                                      865 South Figueroa Street
                                      Suite 1800
                                      Los Angeles, CA 90017
Equity Income Fund................  1740 Advisers, Inc.
                                      1740 Broadway
                                      New York, NY 10019
Global Financial Services Fund....  Sanford C. Bernstein & Co., LLC
                                      1345 Avenue of the Americas
                                      34th Floor
                                      New York, NY 10105-0096
Global Health Care Fund...........  Nicholas-Applegate Capital
                                      Management
                                      600 West Broadway
                                      San Diego, CA 92101
Global Socially Responsive Fund...  Rockefeller & Co., Inc.
                                      30 Rockefeller Plaza
                                      54th Floor
                                      New York, NY 10112
Government Securities Fund........  TCW Investment Management Company
                                      865 South Figueroa Street
                                      Suite 1800
                                      Los Angeles, CA 90017
Growth and Income Fund............  Retirement System Investors Inc.
                                      317 Madison Avenue
                                      New York, NY 10017
Growth Fund.......................  Montag & Caldwell, Inc.
                                      3455 Peachtree Road, N.E.
                                      Suite 1200
                                      Atlanta, GA 30326-3248

FUND NAME                            NAME AND ADDRESS OF FUND MANAGER
---------                            --------------------------------
High-Yield Bond Fund..............  Caywood-Scholl Capital Management
                                      4350 Executive Drive
                                      Suite 125
                                      San Diego, CA 92121
International Growth Fund.........  Vontobel USA Inc.
                                      450 Park Avenue
                                      New York, NY 10022
Global Technology Fund............  Fred Alger Management, Inc.
                                      78 Headquarters Plaza,
                                      West Tower, 4th Floor
                                      Morristown, NJ 07960
Internet Fund.....................  Fred Alger Management, Inc.
                                      78 Headquarters Plaza,
                                      West Tower, 4th Floor
                                      Morristown, NJ 07960
Managed Fund......................  Wellington Management Company, LLC
                                      75 State Street
                                      Boston, Massachusetts 02109
                                      and
                                      Sanford Bernstein & Co., LLC
                                      1345 Avenue of the Americas,
                                      34th Floor
                                      New York, NY 10105-0096
Mergers and Acquisition Fund......  Gabelli Asset Management Company
                                      One Corporate Center
                                      Rye, New York 10580
Mid-Cap Growth Fund...............  Nicholas-Applegate Capital
                                      Management
                                      600 West Broadway
                                      San Diego, CA 92101
Multi-Cap Growth Fund.............  Fred Alger Management, Inc.
                                      78 Headquarters Plaza,
                                      West Tower, 4th Floor
                                      Morristown, NJ 07960
Small Company Growth Fund.........  William D. Witter, Inc.
                                      One Citicorp Center
                                      153 East 53rd Street
                                      New York, NY 10022
Small Company Value Company.......  Gabelli Asset Management Company
                                      One Corporate Center
                                      Rye, NY 10580
Tax-Exempt Income Fund............  MBIA Capital Management Corp.
                                      113 King Street
                                      Armonk, NY 10504

                                                                       EXHIBIT B

                           FIVE PERCENT OWNER REPORT

     As of December 31, 2001 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Funds are listed below.


                             NAME AND ADDRESS OF
FUND NAME                      BENEFICIAL OWNER         SHARES      (PERCENT)
---------                   ----------------------   ------------   ---------
Mid-Cap Growth              MONY                       262,631.48      7.9%
                            Attn: Michael Maher
                            1740 Broadway
                            N.Y., N.Y. 10019
International Growth        The Benefits Committee   1,033,196.96       17%
                            of the Board of
                            Directors
                            of MONY
                            One Mony Plaza
                            PO Box 4830 MD 32-15
                            Syracuse, NY 13221-
                            4830
Mergers and Acquisitions    Merrill Lynch, Pierce,     568,656.49       10%
                            Fenner & Smith
                            4800 Deer Lake Dr.
                            E# FL3
                            Jacksonville, FL
                            32246-6484
Managed                     The Benefits Committee   5,954,924.47       19%
                            of the Board of
                            Directors
                            of MONY
                            One Mony Plaza
                            PO Box 4830 MD 32-15
                            Syracuse, NY 13221-
                            4830

                             NAME AND ADDRESS OF
FUND NAME                      BENEFICIAL OWNER         SHARES      (PERCENT)
---------                   ----------------------   ------------   ---------
Global Financial Services   MONY                     1,048,237.31       19%
                            Attn: Michael Maher
                            1740 Broadway
                            Mail Drop 6-39A
                            New York, NY 10019-
                            4315
Global Socially Responsive  Enterprise Capital         100,000.00       24%
                            Management, Inc.
                            Fund Investment
                            Attn: Phil Goff
                            3343 Peachtree Rd.,
                            N.E. Suite 450
                            Atlanta, GA 30326-1022

                            Donald Lufkin Jenrette      24,701.87      5.8%
                            Securities Corp. Inc.
                            P.O. Box 2052
                            Jersey City, N.J.
                            07303-2052

                                                                       EXHIBIT C

                           AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

     The following chart compares the fundamental investment restrictions and policies as they currently exist to the proposed amended provisions with respect to the following Funds: Balanced Fund, Capital Appreciation Fund, Equity Fund, Equity Income Fund, Global Financial Services Fund, Global Socially Responsive Fund, Government Securities Fund, Growth and Income Fund, Growth Fund, High Yield Bond Fund, International Growth Fund, Global Technology Fund, Internet Fund, Managed Fund, Mergers and Acquisition Fund, Multi-Cap Growth Fund, Small Company Growth Fund, Small Company Value Fund, and Tax-Exempt Income Fund. For more information about these changes, please refer to Proposals (a) through (h) in the Proxy Statement. A comparison of the restrictions for the other Funds follows.

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
Fundamental Restrictions: Except     The Funds may not:
  as otherwise set forth, no Fund
  may:
 1. As to 75% of its total assets    Purchase the securities of any
    (50% for the Mergers and         issuer if, as a result, a Fund
    Acquisitions Fund) purchase      would fail to be a diversified
    the securities of any issuer     company within the meaning of the
    if such purchase would cause     Investment Company Act of 1940
    more than 5% of its total        (the "1940 Act"), and the rules
    assets to be invested in the     and regulations promulgated
    securities of such issuer        thereunder, as each may be amended
    (except U.S. Government          from time to time except to the
    securities or those of its       extent that the Fund may be
    agencies or instrumentalities    permitted to do so by exemptive
    as defined in the Investment     order, SEC release, no-action
    Company Act of 1940), or         letter or similar relief or
    purchase more than 10% of the    interpretations (collectively, the
    outstanding securities, or       "1940 Act Laws, Interpretations
    more than 10% of the             and Exemptions"). (The Mergers and
    outstanding voting securities,   Acquisitions Fund and the Global
    of any issuer. For purposes of   Health Care Fund are not subject
    this restriction, each Fund      to this restriction.)*
    will regard the entity which
    has ultimate responsibility
    for the payment of interest
    and principal as the issuer.
 2. Purchase securities of any       This restriction will be deleted.
    company that has a continuous
    operating history of less than
    three years (including that of
    predecessors) if such
    securities would cause the
    Fund's investment

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    in such companies taken at
    cost to exceed 5% of the value
    of the Fund's total assets.
    (The Multi-Cap Growth Fund,
    Global Financial Services
    Fund, Internet Fund, Global
    Technology Fund, High-Yield
    Bond Fund, Tax-Exempt Income
    Fund, and Mergers and
    Acquisitions Fund are not
    subject to this restriction.)
 3. Purchase securities on margin,   This restriction will remain the
    but it may obtain such           same but will be reclassified as a
    short-term credits as may be     non- fundamental restriction.
    necessary for the clearance of
    purchases and sales of
    securities and may make
    initial and maintenance margin
    deposits in connection with
    options and futures contracts
    options on futures as
    permitted by its investment
    program.
 4. With respect to all Funds,       This restriction will be
    other than the Multi-Cap         reclassified as non-fundamental
    Growth Fund and the Mergers      and be revised to state as
    and Acquisitions Fund, make      follows:
    short sales of securities,
    unless at the time of such       Make short sales of securities or
    sale, it owns, or has the        maintain a short position, except
    right to acquire at no           to the extent permitted by the
    additional cost to the Fund as   1940 Act Laws, Interpretations and
    the result of the ownership of   Exemptions.
    convertible or exchange
    securities, an equal amount of
    such securities, and it will
    retain such securities so long
    as it is in a short position
    as to them. In no event will a
    Fund make short sales of
    securities in such a manner
    that the value used to cover
    such sales would exceed 15% of
    its net assets at any time.
    The short sales of the type
    described above, which are
    called "short sales against
    the box," may be used by a
    Fund when management believes
    that they will protect profits
    or limit losses in
    investments.

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
 5. Borrow money, except that a      Issue senior securities or borrow
    Fund may borrow from banks as    money or pledge its assets, except
    a temporary measure for          as permitted by the 1940 Act Laws,
    emergency purposes and not for   Interpretations and Exemptions.
    investment, in which case such   For purposes of this restriction,
    borrowings may not be in         the purchase or sale of securities
    excess of the lesser of: (a)     on a when-issued or delayed
    10% of its total assets taken    delivery basis, reverse repurchase
    at cost; or (b) 5% of the        agreements, dollar rolls, short
    value of its assets at the       sales, derivative and hedging
    time that the loan is made. A    transactions such as interest rate
    Fund will not purchase           swap transactions, and collateral
    securities while borrowings      arrangements with respect thereto,
    are outstanding. A Fund will     and transactions similar to any of
    not pledge, mortgage or          the foregoing and collateral
    hypothecate its assets taken     arrangements with respect thereto,
    at market value to an extent     and obligations of a Fund to
    greater than the lesser of 10%   Directors pursuant to deferred
    of the value of its net assets   compensation arrangements are not
    or 5% of the value of its        deemed to be a pledge of assets or
    total assets taken at cost.      the issuance of a senior
                                     security.**
 6. Purchase or retain the           This restriction will be deleted.
    securities of any issuer if
    those officers and directors
    of a Fund or of its investment
    adviser holding individually
    more than 1/2 of 1% of the
    securities of such issuer
    together own more than 5% of
    the securities of such issuer.
    (The Global Financial Services
    Fund, the Multi-Cap Growth,
    the Internet Fund, the Global
    Technology Fund and the
    Balanced Fund are not subject
    to this restriction.)
 7. Purchase the securities of any   This restriction will be
    other investment company         reclassified as non-fundamental
    except in the open market in a   and be revised to state as
    transaction involving no         follows:
    commission or profit to a
    sponsor or dealer (other than    Purchase the securities of any
    the customary sales load or      other investment company except to
    broker's commission) or as a     the extent such purchases are
    part of a merger,                permitted by the 1940 Act Laws,
    consolidation, acquisition or    Interpretations and Exemptions.
    reorganization. (The Internet
    Fund, the Global Technology
    Fund, the Multi-Cap Growth

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    Fund, the Balanced Fund and
    the Mergers and Acquisitions
    Fund are not subject to this
    restriction.)
 8. Invest in real estate; this      Buy or sell real estate, except
    restriction does not prohibit    that investment in securities of
    a Fund from investing in the     issuers that invest in real estate
    securities of real estate        and investments in mortgage-backed
    investment trusts.               securities, mortgage
                                     participations or other
                                     instruments supported or secured
                                     by interests in real estate are
                                     not subject to this limitation,
                                     and except that the Fund may
                                     exercise rights relating to such
                                     securities, including the right to
                                     enforce security interests and to
                                     hold real estate acquired by
                                     reason of such enforcement until
                                     that real estate can be liquidated
                                     in an orderly manner.
 9. Invest for the purpose of        This restriction will be deleted.
    exercising control or
    management of any company.
10. Underwrite securities issued     Act as underwriter except to the
    by others except to the extent   extent that, in connection with
    that the disposal of an          the disposition of portfolio
    investment position may          securities, it may be deemed to be
    qualify any Fund or the          an underwriter under certain
    Corporation as an underwriter    federal securities laws.
    as that term is defined under
    the Securities Act of 1933, as
    amended.
11. Except for the Internet Fund,    Purchase any security if as a
    the Global Technology Fund and   result 25% or more of a Fund's
    the Global Financial Services    total assets would be invested in
    Fund make any investment which   the securities of issuers having
    would cause more than 25% of     their principal business
    the total assets of the Fund     activities in the same industry,
    to be invested in securities     except for temporary defensive
    issued by companies              purposes, and except that this
    principally engaged in any one   limitation does not apply to
    industry; provided, however,     securities issued or guaranteed by
    that: (i) this limitation does   the U.S. government, its agencies
    not apply to investments in      or instrumentalities. The Internet
    U.S. Government Securities as    Fund, the Global Technology Fund,
    well as its agencies and         the Global Financial Services Fund
    instrumentalities, general       and the Global Health Care Fund
    obligation bonds, municipal      are not subject to this
    securities other than            restriction. The Global Financial
    industrial development bonds     Services Fund may invest 25% or
    issued by non-governmental       more of its total assets in
    users,                           securities of companies in
                                     financial

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    and (ii) utility companies       services-related industries. The
    will be divided according to     Global Health Care Fund may invest
    their services (for example,     25% or more of its or its total
    gas, gas transmission,           assets in securities of companies
    electric, electric and gas,      in health care- related
    and telephone will each be       industries. The Internet Fund and
    considered a separate            Global Technology Fund will invest
    industry). The Global            25% or more of their total assets
    Financial Services Fund will     in securities of companies related
    invest 25% or more of its        to the Internet or intranet
    total assets in companies in     industries, as described in the
    the financial services           prospectus.+
    industry. The Internet Fund
    and the Global Technology Fund
    will invest more than 25% of
    the Fund's assets in
    securities of companies
    engaged in the research,
    design, development,
    manufacturing or distribution
    of products, processes or
    services for use with the
    Internet or intranet related
    businesses.
12. Participate with others in any   This restriction will be deleted.
    trading account. This
    restriction does not prohibit
    the Corporation or any Fund
    from combining portfolio
    orders with those of other
    Funds or other clients of the
    investment adviser or Fund
    Managers when to do so would
    permit the Corporation and one
    or more Funds to obtain a
    large-volume discount from
    ordinary brokerage commissions
    when negotiated rates are
    available. (The Global
    Financial Services Fund, the
    Multi-Cap Growth Fund, the
    Internet Fund, the Global
    Technology Fund, the Balanced
    Fund and the Mergers and
    Acquisitions Fund are not
    subject to this restriction.)
13. Invest more than 10% (5% for     This restriction will be
    the Growth Fund) of its total    reclassified as non-fundamental
    assets in securities which are   and be revised to state as
    subject to legal or              follows:
    contractual restrictions on
    resale or are otherwise not      Invest in securities which are
    readily salable.                 subject to legal or contractual
                                     restrictions on resale or are
                                     otherwise not readily

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
                                     salable, if at the time of
                                     acquisition more than 15% of a
                                     Fund's net assets would be
                                     invested in such securities. (The
                                     Money Market Fund is subject to a
                                     10% limit in such securities.)
14. Issue senior securities,         See the new restriction
    except as permitted by the       corresponding to original
    Investment Company Act of 1940   fundamental restriction number 5.
    and rules thereunder.
15. Invest in commodities or         Buy or sell physical commodities
    commodities contracts, except    or contracts involving physical
    the Funds may purchase and       commodities. In accordance with
    sell options, futures            each Fund's investment strategies
    contracts and options on         as reflected in its prospectus and
    futures contracts in             statement of additional
    accordance with their            information, a Fund may purchase
    investment policies as set       and sell (i) derivative, hedging
    forth in this registration       and similar instruments such as
    statement.                       financial futures contracts and
                                     options thereon, and (ii)
                                     securities or instruments backed
                                     by, or the return from which is
                                     linked to, physical commodities or
                                     currencies, such as forward
                                     currency exchange contracts, and
                                     the Fund may exercise rights
                                     relating to such instruments,
                                     including the right to enforce
                                     security interests and to hold
                                     physical commodities and contracts
                                     involving physical commodities
                                     acquired as a result of the Fund's
                                     ownership of instruments supported
                                     or secured thereby until they can
                                     be liquidated in an orderly
                                     manner.
16. Make loans, except by            The Funds may make loans,
    purchasing debt securities or    including loans of assets of the
    entering into repurchase         Funds, repurchase agreements,
    agreements in each case in       trade claims, loan participations
    accordance with its investment   or similar investments, or as
    policies as set forth in this    permitted by the 1940 Act Laws,
    Statement of Additional          Interpretations and Exemptions.
    Information.                     The acquisition of bonds,
                                     debentures, other debt securities
                                     or instruments, or participations
                                     or other interests therein and
                                     investments in government
                                     obligations, commercial paper,
                                     certificates of deposit, bankers'

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
                                     acceptances or instruments similar
                                     to any of the foregoing will not
                                     be considered the making of a
                                     loan, and is permitted if
                                     consistent with a Fund's
                                     investment objective.

---------------

 * The following note accompanies this investment restriction (the Fund may amend this note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law):

   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

** The following note accompanies this investment restriction (the Fund may amend this note if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law):

   [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

 + The following note accompanies this investment restriction:

     For purposes of Investment Restriction 5, the Funds rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

     The following chart compares the fundamental investment restrictions and policies as they currently exist to the proposed amended provisions with respect to the following Funds: Global Health Care Fund and Mid-Cap Growth Fund. For more information about these changes, please refer to Proposals (a) through (h) in the Proxy Statement.

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
No Fund:                             The Funds may not:
 1. May (except the Global Health    Purchase the securities of any
    Care Fund) invest in             issuer if, as a result, a Fund
    securities of any one issuer     would fail to be a diversified
    if more than 5% of the market    company within the meaning of the
    value of its total assets        Investment Company Act of 1940
    would be invested in the         (the "1940 Act"), and the rules
    securities of such issuer,       and regulations promulgated
    except that up to 25% of a       thereunder, as each may be amended
    Fund's total assets may be       from time to time except to the
    invested without regard to       extent that the Fund may be
    this restriction. This           permitted to do so by exemptive
    restriction also does not        order, SEC release, no-action
    apply to investments by a Fund   letter or similar relief or
    in securities of the U.S.        interpretations (collectively, the
    Government or any of its         "1940 Act Laws, Interpretations
    agencies or instrumentalities.   and Exemptions"). (The Mergers and
    [THE GLOBAL HEALTH CARE FUND,    Acquisitions Fund and the Global
    WITH RESPECT TO 50% OF THE       Health Care Fund are not subject
    VALUE OF THE FUND'S TOTAL        to this restriction.)*
    ASSETS, WILL NOT PURCHASE
    SECURITIES OF ANY ONE ISSUER
    (OTHER THAN CASH, CASH ITEMS,
    OR SECURITIES ISSUED OR
    GUARANTEED BY THE GOVERNMENT
    OF THE UNITED STATES OR ITS
    AGENCIES OR INSTRUMENTALITIES)
    IF AS A RESULT MORE THAN 5% OF
    THE VALUE OF ITS TOTAL ASSETS
    WOULD BE INVESTED IN THE
    SECURITIES OF THAT ISSUER, AND
    THE FUND WILL NOT ACQUIRE MORE
    THAN 10% OF THE OUTSTANDING
    VOTING SECURITIES OF ANY ONE
    ISSUER.]

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
 2. May purchase more than 10% of    See the new restriction
    the outstanding voting           corresponding to original
    securities, or of any class of   fundamental investment restriction
    securities, or any one issuer,   number 1 above.
    or purchase the securities of
    any issuer for the purpose of
    exercising control or
    management.
 3. May (except the Global Health    Purchase any security if as a
    Care Fund, which may invest at   result 25% or more of a Fund's
    least 25%) invest 25% or more    total assets would be invested in
    of the market value of its       the securities of issuers having
    total assets in the securities   their principal business
    of issuers in any one            activities in the same industry,
    particular industry. This        except for temporary defensive
    restriction does not apply to    purposes, and except that this
    investments by a Fund in         limitation does not apply to
    securities of the U.S.           securities issued or guaranteed by
    Government or its agencies and   the U.S. government, its agencies
    instrumentalities.               or instrumentalities. (The
                                     Government Securities Fund, the
                                     Internet Fund, the Global
                                     Technology Fund, the Global
                                     Financial Services Fund, the
                                     Global Health Care Fund, and
                                     Mergers and Acquisitions Fund are
                                     not subject to this restriction.)+
 4. May purchase or sell real        Buy or sell real estate, except
    estate. However, a Fund may      that investment in securities of
    invest in securities secured     issuers that invest in real estate
    by, or issued by companies       and investments in mortgage-backed
    that invest in, real estate or   securities, mortgage
    interest in real estate.         participations or other
                                     instruments supported or secured
                                     by interests in real estate are
                                     not subject to this limitation,
                                     and except that the Fund may
                                     exercise rights relating to such
                                     securities, including the right to
                                     enforce security interests and to
                                     hold real estate acquired by
                                     reason of such enforcement until
                                     that real estate can be liquidated
                                     in an orderly manner.
 5. May make commercial loans of     The Funds may make loans,
    money, except that a Fund may    including loans of assets of the
    purchase debt instruments and    Funds, repurchase agreements,
    certificates of deposit and      trade claims, loan participations
    enter into repurchase            or similar investments, or as
    agreements. Each Fund reserves   permitted by the 1940 Act Laws,
    the authority to make loans of   Interpretations and Exemptions.
    its portfolio securities in an   The acquisition of bonds,
    aggregate amount                 debentures, other debt securities
                                     or

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    not exceeding 30% of the value   instruments, or participations or
    of its total assets.             other interests therein and
                                     investments in government
                                     obligations, commercial paper,
                                     certificates of deposit, bankers'
                                     acceptances or instruments similar
                                     to any of the foregoing will not
                                     be considered the making of a
                                     loan, and is permitted if
                                     consistent with a Fund's
                                     investment objective.
 6. May borrow money on a secured    Issue senior securities or borrow
    or unsecured basis, provided     money or pledge its assets, except
    that, pursuant to the            as permitted by the 1940 Act Laws,
    Investment Company Act, a Fund   Interpretations and Exemptions.
    may borrow money if the          For purposes of this restriction,
    borrowing is made from a bank    the purchase or sale of securities
    or banks and only to the         on a when-issued or delayed
    extent that the value of the     delivery basis, reverse repurchase
    Fund's total assets, less its    agreements, dollar rolls, short
    liabilities other than           sales, derivative and hedging
    borrowings, is equal to at       transactions such as interest rate
    least 300% of all borrowings     swap transactions, and collateral
    (including proposed              arrangements with respect thereto,
    borrowings).                     and transactions similar to any of
                                     the foregoing and collateral
                                     arrangements with respect thereto,
                                     and obligations of a Fund to
                                     Directors pursuant to deferred
                                     compensation arrangements are not
                                     deemed to be a pledge of assets or
                                     the issuance of a senior
                                     security.**
 7. May pledge or in any way         See the new restriction
    transfer as security from        corresponding to original
    indebtedness any securities      fundamental investment restriction
    owned or held by it, except to   number 6 above.
    secure indebtedness permitted
    by restriction 6 above. This
    restriction shall not prohibit
    the Funds from engaging in
    options, futures and foreign
    currency transactions.
 8. May underwrite securities of     Act as underwriter except to the
    other issuers, except insofar    extent that, in connection with
    as it may be deemed an           the disposition of portfolio
    underwriter under the            securities, it may be deemed to be
    Securities Act in selling        an underwriter under certain
    portfolio securities.            federal securities laws.
 9. May invest more than 15% of      This restriction will be
    the value of its net assets in   reclassified as non-fundamental
    securities                       and will be revised to

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    that at the time of purchase     state as follows:
    are illiquid.
                                     Invest in securities which are
                                     subject to legal or contractual
                                     restrictions on resale or are
                                     otherwise not readily salable, if
                                     at the time of acquisition more
                                     than 15% of a Fund's net assets
                                     would be invested in such
                                     securities. (The Money Market Fund
                                     is subject to a 10% limit in such
                                     securities.)
10. May purchase securities on       This restriction will be
    margin, except for initial and   reclassified as non-fundamental
    variation margin on options      and will be revised to state as
    and futures contracts, and       follows:
    except that a Fund may obtain
    such short-term credit as may    Purchase securities on margin, but
    be necessary for the clearance   it may obtain such short-term
    of purchases and sales of        credits as may be necessary for
    securities.                      the clearance of purchases and
                                     sales of securities and may make
                                     initial and maintenance margin
                                     deposits in connection with
                                     options and futures contracts
                                     options on futures as permitted by
                                     its investment program.
11. May engage in short sales        This restriction will be
    (other than Global Health Care   reclassified as non-fundamental
    and Mid-Cap Growth Funds),       and will be revised to state as
    except that a Fund may use       follows:
    such short-term credits as are
    necessary for the clearance of   Make short sales of securities or
    transactions.                    maintain a short position, except
                                     to the extent permitted by the
                                     1940 Act Laws, Interpretations and
                                     Exemptions.
12. May invest in securities of      This restriction will be
    other investment companies,      reclassified as non-fundamental
    except (a) in compliance with    and will be revised to state as
    the Investment Company Act; or   follows:
    (b) as part of a merger,
    consolidation, acquisition or    Purchase the securities of any
    reorganization involving the     other investment company except to
    Fund.                            the extent such purchases are
                                     permitted by the 1940 Act Laws,
                                     Interpretations and Exemptions.
13. May issue senior securities,     See the new restriction
    except that a Fund may borrow    corresponding to original
    money as permitted by            fundamental investment restriction
    restrictions 6 and 7 above.      number 6 above.
    This restriction shall not
    prohibit the Funds from
    engaging in short sales,
    options, futures and foreign
    currency transactions.

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
14. May enter into transactions      Buy or sell physical commodities
    for the purpose of arbitrage,    or contracts involving physical
    or invest in commodities and     commodities. In accordance with
    commodities contracts, except    each Fund's investment strategies
    that a Fund may invest in        as reflected in its prospectus and
    stock index, currency and        statement of additional
    financial futures contracts      information (collectively, the
    and related options in           "Prospectus") a Fund may purchase
    accordance with any rules of     and sell (i) derivative, hedging
    the Commodity Futures Trading    and similar instruments such as
    Commission.                      financial futures contracts and
                                     options thereon, and (ii)
                                     securities or instruments backed
                                     by, or the return from which is
                                     linked to, physical commodities or
                                     currencies, such as forward
                                     currency exchange contracts, and
                                     the Fund may exercise rights
                                     relating to such instruments,
                                     including the right to enforce
                                     security interests and to hold
                                     physical commodities and contracts
                                     involving physical commodities
                                     acquired as a result of the Fund's
                                     ownership of instruments supported
                                     or secured thereby until they can
                                     be liquidated in an orderly
                                     manner.
15. May purchase or write options    This restriction will be deleted.
    on securities, except for
    hedging purposes (except in      See the new restriction
    the case of the Global Health    corresponding to original
    Care Fund, which may do so for   fundamental investment restriction
    non-hedging purposes) and then   number 14 above.
    only if (i) aggregate premiums
    on call options purchased by a
    Fund do not exceed 5% of its
    net assets; (ii) aggregate
    premiums on put options
    purchased by a Fund do not
    exceed 5% of its net assets;
    (iii) not more than 25% of a
    Fund's net assets would be
    hedged; and (iv) not more than
    25% of a Fund's net assets are
    used as cover for options
    written by the Fund.

---------------

 * The following note accompanies this investment restriction (the Fund may amend this note if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law):

   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

 + The following note accompanies this investment restriction:

   For purposes of Investment Restriction 5, the Funds rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

** The following note accompanies this investment restriction (the Fund may amend this note if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law):

   [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

THE ENTERPRISE GROUP OF FUNDS, INC.
[NAME OF FUND] [*PLEASE SEE ATTACHED EXPLANATORY NOTE.]
ATLANTA FINANCIAL CENTER
3343 PEACHTREE ROAD, N.E., SUITE 450
ATLANTA, GA 30326


TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Call the toll free number on the Proxy Card.
3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

TO PROVIDE VOTING INSTRUCTIONS BY INTERNET

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to the Internet website stated on the Proxy Card.
3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

                               *EXPLANATORY NOTE

The Proxy Card (the "Card") is filed herewith in the form in which it will be used except that separate Cards will be used for each Fund and the name of the applicable Fund will be inserted on each Card in the place where the bracketed phrase "Name of Fund" appears. The following is the list of Fund names that will be inserted on the Cards:

Mid-Cap Growth Fund
Multi-Cap Growth Fund
Small Company Growth Fund
Small Company Value Fund
Capital Appreciation Fund
Equity Fund
Equity Income Fund
Growth Fund
Growth and Income Fund
International Growth Fund
Global Financial Services Fund
Global Health Care Fund
Global Socially Responsive Fund
Global Technology Fund
Internet Fund
Mergers and Acquisitions Fund
Balanced Fund
Managed Fund
Government Securities Fund
High-Yield Bond Fund
Tax-Exempt Income Fund

                                          THE ENTERPRISE GROUP OF FUNDS, INC.
                                                ATLANTA FINANCIAL CENTER
                                         3343 PEACHTREE ROAD, N.E., SUITE 450
[ENTERPRISE LOGO]                                    ATLANTA, GA 30326
[EZVOTE (TM)]

                                                  PROXY FOR THE SPECIAL
                                       JOINT MEETING OF SHAREHOLDERS ("MEETING")
                                                MARCH 28, 2002, 3:00 P.M.


                ------------------------------------------------
                YOUR ezVote CONTROL NUMBER IS XXX XXX XXX XXX XX
                ------------------------------------------------


                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

------------------------------------------------------------------------------------------------------------------------------------
         VOTE BY TELEPHONE                          VOTE ON THE INTERNET                                VOTE BY MAIL
1. Read the Proxy Statement and have       1. Read the Proxy Statement and have        1. Read the Proxy Statement
   this card at hand                          this card at hand

2. Call toll-free 1-888-211-0697           2. Go to www.enterprisefunds.com/proxy      2. If you want to vote all of your accounts
                                                                                          in the same manner, use the Consolidated
                                                                                          Proxy Card below

3. Enter the control number shown above    3. Enter the control number shown before    3. If you want to vote each account
   and follow the simple instructions         and follow the simple instructions          separately, use the back side of this card

4. Keep this card for your records         4. Keep this card for your records          4. Return the card in the postage-paid
                                                                                          envelope provided
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By voting and signing this card, you are voting all of these accounts in the same manner. If you desire to vote each of your accounts separately, use the reverse side of this card.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Catherine R. McClellan and Stuart M. Weitz as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below or on the reverse side, all of the shares of common stock of the Funds represented by this proxy held of record by the undersigned on December 31, 2001 at the Meeting to be held at the offices of The Enterprise Group of Funds, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 at 3:00 p.m. Eastern time, on March 28, 2002 or any adjournment thereof.

 THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY
   WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE, PLEASE
              REFER TO THE PROXY STATEMENT DATED JANUARY 14, 2002
                       FOR A DISCUSSION OF THE PROPOSALS.

  These proposals are made and solicited on behalf of the Board of Directors.
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

ezVote Consolidated Proxy Card   This consolidated proxy card represents all of
the Enterprise accounts registered under your Tax Identification or Social Security number at this address.

VOTE ON PROPOSALS

1. To approve changes to the Fund's fundamental investment restrictions or policies, relating to the following:

                                                                                                            FOR    AGAINST   ABSTAIN
    (a) fund diversification (NOT APPLICABLE TO MERGERS AND ACQUISITIONS FUND AND
        GLOBAL HEALTH CARE FUND)                                                                            [ ]      [ ]       [ ]

    (b) issuing senior securities, borrowing money or pledging assets                                       [ ]      [ ]       [ ]

    (c) buying and selling real estate                                                                      [ ]      [ ]       [ ]

    (d) buying and selling commodities and commodity contracts                                              [ ]      [ ]       [ ]

    (e) fund concentration (NOT APPLICABLE TO INTERNET FUND, GLOBAL FINANCIAL
        SERVICES FUND, GLOBAL TECHNOLOGY FUND and GLOBAL HEALTH CARE FUND.                                  [ ]      [ ]       [ ]

    (f) engaging in underwriting                                                                            [ ]      [ ]       [ ]

    (g) making loans                                                                                        [ ]      [ ]       [ ]

    (h) certain other investment restrictions as described in the Proxy Statement                           [ ]      [ ]       [ ]

2.  To transact such other business that may properly come before the Meeting.

                                        DATE: ____________________________, 2002

                                            THIS PROXY CARD IS VALID ONLY
                                            WHEN IT IS DATED AND SIGNED

                              __________________________________________________
                              |                                                |
                              |                                                |
                              |                                                |
                              __________________________________________________
                              Signature(s) Title(s), if applicable
                              NOTE: Please sign exactly as name appears hereon. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                ENTERPRISE-EZ


      IF YOU HAVE VOTED THIS CONSOLIDATED BALLOT YOUR VOTING IS COMPLETED

    USE THIS SIDE ONLY IF YOU WISH TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY.
               FOR EACH OF YOUR ACCOUNTS SHOWN BELOW, FILL IN THE
                    APPROPRIATE BOXES TO INDICATE YOUR VOTE.

THE PROPOSALS

1. To approve changes to the Fund's fundamental investment restrictions or policies relating to the following:

         (a)      fund diversification (NOT APPLICABLE TO MERGERS AND
                  ACQUISITIONS FUND AND GLOBAL HEALTH CARE FUND)
         (b)      issuing senior securities, borrowing money or pledging assets
         (c)      buying and selling real estate
         (d)      buying and selling commodities and commodity contracts
         (e)      fund concentration (NOT APPLICABLE TO INTERNET FUND, GLOBAL
                  FINANCIAL SERVICES FUND, GLOBAL TECHNOLOGY FUND and
                  GLOBAL HEALTH CARE FUND
         (f)      engaging in underwriting
         (g)      making loans
         (h) certain other investment restrictions as described in the Proxy Statement


XXX XXXXXXXXXX XXX                                                            XXX XXXXXXXXXX XXX


                         CONTROL NUMBER                                                                     CONTROL NUMBER
                         XXX XXX XXX XXX XX                                                                 XXX XXX XXX XXX XX


FUND NAME PRINTS HERE                                                         FUND NAME PRINTS HERE
                        FOR      AGAINST    ABSTAIN                                                 FOR      AGAINST    ABSTAIN
  PROPOSAL 1(a)         [ ]        [ ]        [ ]                               PROPOSAL 1(a)       [ ]        [ ]        [ ]

  PROPOSAL 1(b)         [ ]        [ ]        [ ]                               PROPOSAL 1(b)       [ ]        [ ]        [ ]

  PROPOSAL 1(c)         [ ]        [ ]        [ ]                               PROPOSAL 1(c)       [ ]        [ ]        [ ]

  PROPOSAL 1(d)         [ ]        [ ]        [ ]                               PROPOSAL 1(d)       [ ]        [ ]        [ ]

  PROPOSAL 1(e)         [ ]        [ ]        [ ]                               PROPOSAL 1(e)       [ ]        [ ]        [ ]

  PROPOSAL 1(f)         [ ]        [ ]        [ ]                               PROPOSAL 1(f)       [ ]        [ ]        [ ]

  PROPOSAL 1(g)         [ ]        [ ]        [ ]                               PROPOSAL 1(g)       [ ]        [ ]        [ ]

  PROPOSAL 1(h)         [ ]        [ ]        [ ]                               PROPOSAL 1(h)       [ ]        [ ]        [ ]




XXX XXXXXXXXXX XXX                                                            XXX XXXXXXXXXX XXX


                         CONTROL NUMBER                                                                     CONTROL NUMBER
                         XXX XXX XXX XXX XX                                                                 XXX XXX XXX XXX XX


FUND NAME PRINTS HERE                                                         FUND NAME PRINTS HERE
                        FOR      AGAINST    ABSTAIN                                                 FOR      AGAINST    ABSTAIN
  PROPOSAL 1(a)         [ ]        [ ]        [ ]                               PROPOSAL 1(a)       [ ]        [ ]        [ ]

  PROPOSAL 1(b)         [ ]        [ ]        [ ]                               PROPOSAL 1(b)       [ ]        [ ]        [ ]

  PROPOSAL 1(c)         [ ]        [ ]        [ ]                               PROPOSAL 1(c)       [ ]        [ ]        [ ]

  PROPOSAL 1(d)         [ ]        [ ]        [ ]                               PROPOSAL 1(d)       [ ]        [ ]        [ ]

  PROPOSAL 1(e)         [ ]        [ ]        [ ]                               PROPOSAL 1(e)       [ ]        [ ]        [ ]

  PROPOSAL 1(f)         [ ]        [ ]        [ ]                               PROPOSAL 1(f)       [ ]        [ ]        [ ]

  PROPOSAL 1(g)         [ ]        [ ]        [ ]                               PROPOSAL 1(g)       [ ]        [ ]        [ ]

  PROPOSAL 1(h)         [ ]        [ ]        [ ]                               PROPOSAL 1(h)       [ ]        [ ]        [ ]



NOTE: Please sign exactly as name appears hereon. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.
                                                                                        ------------------------------------------
                                                                                        Signature(s) (and Title(s), if applicable)
                                                                                        ENTERPRISE-EZ